UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2011

DST SYSTEMS, INC.
(Exact Name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14036                                                                                                43-1581814
(Commission File Number)                                                                                                           (IRS Employer Identification No.)

333 West 11th Street, Kansas City, Missouri                                                                                                                         64105
(Address of principal executive offices)                                                                                                                      (Zip Code)

(816) 435-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
Amendment, Extension and Increase to Credit Agreement

DST Systems, Inc. ("DST") entered into an unsecured credit agreement, dated as of April 16, 2010 (the "Credit Agreement"), with a syndicate of financial institutions, including Bank of America, N.A. (“Bank of America”), as Administrative Agent, Swing Line Lender and L/C Issuer, providing for certain extensions of credit described therein in a maximum aggregate principal amount of $600,000,000.

               The Credit Agreement was described in and attached to a Form 8-K dated April 20, 2010 (the "Initial 8-K").

On June 30, 2011, DST entered into a Second Amendment to Credit Agreement with Bank of America and the other Lenders party thereto (the “Second Amendment”) pursuant to which the maturity date of the Credit Agreement was extended to July 1, 2015, the interest rate applicable to certain extensions of credit thereunder and certain of the fees thereunder were reduced, and the aggregate commitments of the lenders under the Credit Agreement were increased from $600,000,000 to $630,000,000.

This summary does not purport to be complete and is qualified in its entirety by reference to the Initial 8-K, the Credit Agreement, and the Second Amendment attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.

The information and comments in this Form 8-K may include forward-looking statements respecting the Company and its businesses.  Such information and comments are based on the Company’s views as of today, and actual actions or results could differ. There could be a number of factors affecting future actions or results, including those set forth in the Company’s latest periodic financial report (Form 10-K or 10-Q) filed with the Securities and Exchange Commission.  All such factors should be considered in evaluating any forward-looking comment.  Unless required by applicable laws and regulations, the Company undertakes no obligation to update any forward-looking statements in this Form 8-K to reflect future events.

ITEM 9.01  Financial Statements and Exhibits

(c). Exhibits.

Exhibit Number	Description
10.1
Second Amendment to Credit Agreement, dated as of June 30, 2011, among DST Systems, Inc., Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of July, 2011.

DST SYSTEMS, INC.

By:  /s/ Kenneth V. Hager
Name:  Kenneth V. Hager
                                Title:    Vice President, Chief Financial
                                             Officer and Treasurer